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                                                                    Exhibit 99.1

                           CERTIFICATIONS PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 2 to the Annual Report of Millennium Chemicals Inc (the "Company") on Form 10-K/A for the period ending December 31, 2001 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William M. Landuyt, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                     /s/ William M. Landuyt
                                     ---------------------------------
                                     William M. Landuyt
                                     Chief Executive Officer
                                     November 26, 2002



In connection with Amendment No. 2 to the Annual Report of Millennium Chemicals Inc (the "Company") on Form 10-K/A for the period ending December 31, 2001 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John E. Lushefski, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                     /s/ John E. Lushefski
                                     ---------------------------------
                                     John E. Lushefski
                                     Chief Financial Officer
                                     November 26, 2002